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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): January 5, 2002

                              The Right Start, Inc.
              -----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                          California 0-19536 95-3971414
        ----------------------- ----------------------- ----------------
           (State or Other (Commission File Number) (IRS Employer No.)
                         Jurisdiction of Identification
                                 Incorporation)


                          26610 Agoura Road, Suite 250
                           Calabasas, California 91302
                 --------------------------------- ------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (818) 707-7100
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              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 2.  Acquisition or Disposition of Assets

         Toy Soldier, Inc.("Toy Soldier"), a wholly owned subsidiary of The Right Start, Inc. (the "Company"), purchased certain assets of FAO Schwarz ("FAO"), including its Fifth Avenue store in New York and 20 other stores throughout the United States. The purchase transaction closed on January 6, 2002. Toy Soldier will change its name to FAO Schwarz, Inc. Toy Soldier also purchased the assets of Quality Fulfillment Services, Inc.("QFS"), an affiliate of FAO, which ran the fulfillment services for the FAO internet and catalog operation. QFS also provided fulfillment services for several third party catalog companies as well.

         The acquisition was funded through the issuance of the Company's Series H Contingent Convertible Preferred Stock (the "Contingent Convertible Preferred Stock"), which is contingently convertible into 5 million shares of Company's common stock, no par value ("Common Stock"), and the issuance of approximately $18 million in aggregate principal amount of Toy Soldier's 8% Subordinated Notes due 2005 (the "Notes").

         The Contingent Convertible Preferred Stock is convertible, upon

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approval by the Company's shareholders, at an imputed price of $4.00 per share.
The Contingent Convertible Preferred Stock, if and when converted to Common Stock, represents approximately 14.5% of the fully diluted shares of the Common Stock (approximately 34 million shares) before giving effect to employee and director stock options. Under a shareholders' agreement with FAO and QFS, Mr. Fred Kayne and affiliates of Kayne Anderson Investment
Management, Inc. have agreed to vote their securities in favor of all matters necessary to permit the conversion of the Contingent Convertible Preferred Stock. Upon such authorization and approval, the Company's Contingent Convertible Preferred Stock (to the extent of the conversion of the Company's other convertible securities (other than employee or director options, outstanding warrants to purchase Common Stock or the Company's Series E Convertible Preferred Stock)) will automatically convert into Common Stock.

         Repayment of the Notes, which rank pari-passu on a liquidation with indebtedness of the Company or Toy Soldier to our respective vendors, suppliers and trade creditors incurred in the ordinary course of business ("Trade Debt"), is guaranteed by the Company and secured by a subordinated security interest in substantially all of the assets of the Company and Toy Soldier, respectively. In the event of a liquidation, insolvency or bankruptcy of the Company or Toy Soldier, the holders of the Notes are required to share the proceeds of any collateral on a pro-rata basis with the holders of the Trade Debt. Toy Soldier must prepay 20% of the aggregate principal amount of the Notes if the Company's consolidated EBITDA exceeds $25 million in either of fiscal 2003 or 2004 and must prepay another 20% in 2004 if the prepayment obligation is triggered in 2003. Toy Soldier also must prepay the Notes with the net cash proceeds from the closing of a sale of debt or equity securities of the Company or Toy Soldier in excess of $5 million unless the proceeds are received from the closing of a sale of debt or equity securities on condition that they be, and within 30 days of receipt are, used to accomplish a merger, consolidation or asset acquisition. Toy Soldier also must prepay the Notes with the proceeds of asset sales in excess of $500,000 unless, within 30 days of receipt of such proceeds, such proceeds are used to repay indebtedness outstanding under the Wells Fargo Retail Finance LLC ("Wells") Loan and Security Agreement. Finally, no more than 30 days following a Change of Control, Toy Soldier must prepay the entire principal amount outstanding under the Notes. "Change of Control" means the occurrence of any of the following: (i) the adoption of a plan relating to the liquidation or dissolution of Toy Soldier or the Company, (ii) any person or group (as such term is used in Section 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (or any successor rules)(the "Exchange Act")) is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, directly or indirectly, of more than 50% of the total voting stock of Toy Soldier or the Company, other than in connection with a merger, consolidation or acquisition of assets in which Kayne Anderson Investment Management, Inc. affiliates do not sell equity or (iii) the first day on which a majority of the members of the Board of Directors of Toy Soldier are not Continuing Directors other than in connection with a merger, consolidation or acquisition of assets in which Kayne Anderson Investment Management, Inc. affiliates do not sell equity. The term "Continuing
Director" means, as of any date of determination, any member of the Board of Directors of Toy Soldier who (i) was a member of such Board of Directors at the closing or (ii) was nominated for election or elected to such Board of Directors with the affirmative vote of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

         The Company recently filed a preliminary proxy statement seeking shareholder approval to increase the number of authorized shares of Common Stock from 25 million shares to 75 million shares to accommodate the conversions of the Company's various recently-issued contingently convertible securities including the Contingent Convertible Preferred Stock. The Contingent Convertible Preferred Stock entitles its holder to registration rights with respect to the underlying Common Stock.

         As of January 6, 2002, the Company amended its credit facility with Wells Fargo Retail Finance, LLC, to cause Toy Soldier to become a borrower and to increase the credit line by $7.5 million to $17.5 million. The inventory of Toy Soldier is now included in the borrowing base under the credit facility. Toy Soldier pledged substantially all of its assets as security for the facility. In addition, the Company pledged its membership interest in Targoff-RS, LLC (the entity that holds our internet assets) and the stock of Toy Soldier as security for the performance of the obligations of the borrowers under the credit facility and Targoff-RS, LLC guaranteed such performance. Finally, the maturity date of the credit facility was moved forward several weeks to January 4, 2005.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a)(4)   Financial statements required by this item are filed as an exhibit.

(c)      Exhibits

Additional documents for this transaction will be filed by amendment or when next required under the Securities Exchange Act of 1934.

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2.1   Asset Purchase Agreement by and among The Right Start, Inc. Toy Soldier,
      Inc., Royal Vendex KBB N.V., F.A.O. Schwarz and Quality Fulfillment Services, Inc. dated November 19, 2001.*

4.1 Form of Toy Soldier, Inc.'s Subordinated Note Due January 6, 2005, in favor of F.A.O. Schwarz, in the aggregate principal amount of $17,098,100.*

4.2 Form of Toy Soldier, Inc.'s Subordinated Note Due January 6, 2005, in favor of Quality Fulfillment Services, Inc., in the aggregate principal amount of $899,900.*

4.3 Certificate of Determinations of Preferences of the Series H Contingent Convertible Preferred Stock of The Right Start, Inc. as filed December 31, 2001 with the California Secretary of State.*

10.1 Second Amendment to Loan and Security Agreement by and between The Right Start, Inc., as Borrower, and Wells Fargo Retail Finance, LLC, as Lender, dated December 14, 2001.*

10.2 Third Amendment to Loan and Security Agreement by and among The Right Start, Inc. and Toy Soldier, Inc., as Borrowers and Wells Fargo Retail Finance, LLC, as Lender, dated January 6, 2002.*

10.3 Amended and Restated Master Note (Revolving) by and among The Right Start, Inc., and Toy Soldier, Inc., as Borrowers and Wells Fargo Retail Finance, LLC as Lender, dated January 7, 2002.*

10.4 Pledge Agreement by and among The Right Start, Inc., Targoff-RS, LLC and Toy Soldier, Inc. and Wells Fargo Retail Finance, LLC, dated January 6, 2002.*

10.5 Guaranty and Security Agreement made by Targoff-RS, LLC, Guarantor, in favor of Wells Fargo Retail Finance, LLC, dated January 7, 2002.*


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10.6  Amended and Restated Schwarz Trademark Agreement among The Right Start,
      Inc., Toy Soldier, Inc. and the F.A.O. Schwarz Family Foundation, dated as of January 7, 2002.*

10.7 Parent Security Agreement by The Right Start, Inc., in favor of F.A.O. Schwarz and Quality Fulfillment Services, Inc. dated January 6, 2002.*

10.8 Buyer Security Agreement by Toy Soldier, Inc. in favor of F.A.O. Schwarz and Quality Fulfillment Services, Inc, dated January 6, 2002.*

10.9 Guaranty by The Right Start, Inc., in favor of the holders of certain subordinated notes issued by Toy Soldier, Inc., dated January 6, 2002.

10.10 Operating Agreement by and among Toy Soldier, Inc., The Right Start, Inc., F.A.O. Schwarz, Quality Fulfillment Services, Inc. and Royal Vendex KBB N.V., dated January 6, 2002.*

10.11 Shareholders Agreement Tag-Along Rights and Voting Rights among F.A.O. Schwarz and Quality Fulfillment Services, Inc., Fred Kayne, ARBCO Associates, L.P., Kayne Anderson Diversified Capital Partners, L.P., Kayne Anderson Non-Traditional Investments, L.P., Kayne Anderson Offshore Limited and Kayne Anderson Capital Partners, L.P., dated November 19, 2001.*

10.12 Transition Services Agreement among The Right Start, Inc., Toy Soldier, Inc., F.A.O. Schwarz, Quality Fulfillment Services, Inc. and Royal Vendex KBB N.V., dated January 6, 2002.*

10.13 Conditional Employment Agreement between ZB Company, Inc. and Thomas G. Vellios, dated August 24, 2001.*

10.14 Conditional Employment Agreement between ZB Company, Inc. and Gene Rosadino, dated August 24, 2001.*

10.15 Letter Agreement regarding severance between The Right Start, Inc. and ZB Company, Inc. and Bud Johnson, dated January 7, 2002.(1)*

99.1  Factors that May Affect Future Results. (2)*

99.2 KBB Retail USA, Inc. (parent of F.A.O. Schwarz and Quality Fulfillment Services, Inc.)

      Independent Auditors Report on the February 3, 2001 and January 29, 2000 Financial Statements

      Consolidated Balance Sheets as of February 3, 2001 and January 29, 2000

      Consolidated Statements of Operations and Accumulated Deficit for the years ended February 3, 2001, January 29, 2000 and January 30, 1999

      Consolidated Statements of Cash Flows for the years ended February 3, 2001, January 29, 2000 and January 30, 1999

      Notes to Consolidated Financial Statements

      Consolidated Balance Sheet as of November 3, 2001 (unaudited) and February 3, 2001

      Consolidated Statements of Operations for the thirty-nine weeks ended November 3, 2001 and October 28, 2000 (unaudited)

      Consolidated Statements of Cash Flows for the thirty-nine weeks ended November 3, 2001 and October 28 , 2000 (unaudited)

      Notes to Consolidated Financial Statements (unaudited)


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*   Previously filed

(1) Substantially similar agreements (except for the severance payment period) were granted to Mr. David Niggli, Mr. Bill Soncini, Ms. Michelle Gershkovich, Mr. David Rogers, Ms. Nanette DiFalco and Mr. Tom Wheeland.


(2) Incorporated by reference to the Company's current report on Form 8-K filed September 20, 2001.


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE RIGHT START, INC.


Date:  January 28, 2002                   /s/ Raymond P. Springer
                                          -----------------------
                                          Raymond P. Springer
                                          Chief Financial Officer and Secretary

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                                  EXHIBIT INDEX


2.1 Asset Purchase Agreement by and among The Right Start, Inc. Toy Soldier, Inc., Royal Vendex KBB N.V., F.A.O. Schwarz and Quality Fulfillment Services, Inc. dated November 19, 2001.*

4.1 Form of Toy Soldier, Inc.'s Subordinated Note Due January 6, 2005, in favor of F.A.O. Schwarz, in the aggregate principal amount of $17,098,100.*

4.2 Form of Toy Soldier, Inc.'s Subordinated Note Due January 6, 2005, in favor of Quality Fulfillment Services, Inc., in the aggregate principal amount of $899,900.*

4.3 Certificate of Determinations of Preferences of the Series H Contingent Convertible Preferred Stock of The Right Start, Inc. as filed December 31, 2001 with the California Secretary of State.*

10.1 Second Amendment to Loan and Security Agreement by and between The Right Start, Inc., as Borrower, and Wells Fargo Retail Finance, LLC, as Lender, dated December 14, 2001.*

10.2 Third Amendment to Loan and Security Agreement by and among The Right Start, Inc. and Toy Soldier, Inc., as Borrowers and Wells Fargo Retail Finance, LLC, as Lender, dated January 6, 2002.*

10.3 Amended and Restated Master Note (Revolving) by and among The Right Start, Inc. Toy Soldier, Inc., as Borrowers and Wells Fargo Retail Finance, LLC as Lender, dated January 7, 2002.*

10.4 Pledge Agreement by and among The Right Start, Inc., Targoff-RS, LLC and Toy Soldier, Inc. and Wells Fargo Retail Finance, LLC, dated January 6, 2002.*

10.5 Guaranty and Security Agreement made by Targoff-RS, LLC, Guarantor, in favor of Wells Fargo Retail Finance, LLC, dated January 7, 2002.*

10.6 Amended and Restated Schwarz Trademark Agreement among The Right Start, Inc., Toy Soldier, Inc. and the F.A.O. Schwarz Family Foundation, dated as of January 7, 2002.*

10.7 Parent Security Agreement by The Right Start, Inc., in favor of F.A.O. Schwarz and Quality Fulfillment Services, Inc. dated January 6, 2002.*

10.8 Buyer Security Agreement by Toy Soldier, Inc. in favor of F.A.O. Schwarz and Quality Fulfillment Services, Inc, dated January 6, 2002.*

10.9 Guaranty by The Right Start, Inc., in favor of the holders of certain subordinated notes issued by Toy Soldier, Inc., dated January 6, 2002.

10.10 Operating Agreement by and among Toy Soldier, Inc., The Right Start, Inc., F.A.O. Schwarz, Quality Fulfillment Services, Inc. and Royal Vendex KBB N.V., dated January 6, 2002.*


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10.11 Shareholders Agreement Tag-Along Rights and Voting Rights among F.A.O.
      Schwarz and Quality Fulfillment Services, Inc., Fred Kayne, ARBCO Associates, L.P., Kayne Anderson Diversified Capital Partners, L.P., Kayne Anderson Non-Traditional Investments, L.P., Kayne Anderson Offshore Limited and Kayne Anderson Capital Partners, L.P., dated November 19, 2001.*

10.12 Transition Services Agreement among The Right Start, Inc., Toy Soldier, Inc., F.A.O. Schwarz, Quality Fulfillment Services, Inc. and Royal Vendex KBB N.V., dated January 6, 2002.*

10.13 Conditional Employment Agreement between ZB Company, Inc. and Thomas G. Vellios, dated August 24, 2001.*

10.14 Conditional Employment Agreement between ZB Company, Inc. and Gene Rosadino, dated August 24, 2001.*

10.15 Letter Agreement regarding severance between The Right Start, Inc. and ZB Company, Inc. and Bud Johnson, dated January 7, 2002. (1)*

99.1  Factors that May Affect Future Results. (2)*

99.2 KBB Retail USA, Inc. (parent of F.A.O. Schwarz and Quality Fulfillment Services, Inc.)


      Independent Auditors Report on the February 3, 2001 and January 29, 2000 Financial Statements

      Consolidated Balance Sheets as of February 3, 2001 and January 29, 2000

      Consolidated Statements of Operations and Accumulated Deficit for the years ended February 3, 2001, January 29, 2000 and January 30, 1999

      Consolidated Statements of Cash Flows for the years ended February 3, 2001, January 29, 2000 and January 30, 1999

      Notes to Consolidated Financial Statements

      Consolidated Balance Sheet as of November 3, 2001 (unaudited) and February 3, 2001


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      Consolidated Statements of Operations for the thirty-nine weeks ended
      November 3, 2001 and October 28, 2000 (unaudited)

      Consolidated Statements of Cash Flows for the thirty-nine weeks ended November 3, 2001 and October 28 , 2000 (unaudited)

      Notes to Consolidated Financial Statements (unaudited)



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*  Previously filed

(1) Substantially similar agreements (except for the severance payment period) were granted to Mr. David Niggli, Mr. Bill Soncini, Ms. Michelle Gershkovich, Mr. David Rogers, Ms. Nanette DiFalco and Mr. Tom Wheeland.


(2) incorporated by reference to the Company's current report on Form 8-K filed September 20, 2001.